Exhibit 10.1

AMENDMENT NO. 1 TO DELAYED DRAW TERM LOAN CREDIT AGREEMENT

This AMENDMENT NO. 1 TO DELAYED DRAW TERM LOAN CREDIT AGREEMENT dated as of April 23, 2021 (this “Amendment”) is entered into among Walgreens Boots Alliance, Inc., a Delaware corporation (the “Borrower”), the Lenders (as defined below) party hereto and Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, the Administrative Agent and certain financial institutions (including Wells Fargo, the “Lenders”) entered into a Delayed Draw Term Loan Credit Agreement dated as of April 9, 2021 (the “Closing Date”) (including the schedules and exhibits attached thereto, the “Credit Agreement”), pursuant to which the Lenders agreed to extend credit to the Borrower.

WHEREAS, the Borrower has requested that the Credit Agreement be amended as set forth below, and Administrative Agent and the Lender party hereto consent to this Amendment.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent and each Lender, hereby agree as follows:

1. Defined Terms. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

2. Amendments to the Credit Agreement. Effective on the Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:

(a) Schedule 1.01 shall be updated to add the following term in the proper alphabetical order:

“Amendment No. 1 Effective Date” means April 23, 2021.

(b) The definition of “Aggregate Commitment” contained in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety as follows:

“Aggregate Commitment” means, at any time, the aggregate amount of the Commitments of all the Lenders, as may be adjusted from time to time pursuant to the terms hereof. The Aggregate Commitment as of Amendment No. 1 Effective Date is Three Billion Eight Hundred Million and 00/100 Dollars ($3,800,000,000).

(c) The definition of “Commitment” contained in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety as follows:

“Commitment” means, for each Lender, the obligation of such Lender to make Loans under Section 2.01 in an aggregate principal amount at any one time outstanding not to exceed the amount set forth on the Commitment Schedule as such Lender’s “Commitment” (which schedule shall set forth each Lender’s Commitment as of the Amendment No. 1 Effective Date) or in an Assignment and Assumption executed pursuant to Section 12.01, as it may be modified as a result of any assignment that has become effective pursuant to Section 12.01 or as otherwise modified from time to time pursuant to the terms hereof.

(d) The definition of “Commitment Schedule” contained in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety as follows:

“Commitment Schedule” means the Schedule attached hereto and identified as such, identifying each Lender’s Commitment as of the Amendment No. 1 Effective Date.

(e) Schedule 2.01 of the Credit Agreement shall be amended and restated in its entirety with the schedule attached as Exhibit A hereto.

3. Conditions to Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) when the Administrative Agent shall have received:

(a) counterparts to this Amendment executed by the Borrower, Wells Fargo, as Administrative Agent, and each of the Lenders party to the Credit Agreement;

(b) a certificate of the Secretary, Assistant Secretary or General Counsel of the Borrower, (i) attaching the Borrower’s articles of incorporation and by-laws, in each case together with all amendments thereto, or certifying that there has been no change to such documents since the Closing Date and that such certification remains in full force and effect and (ii) certifying and attaching resolutions adopted by the Borrower approving or consenting to the increase in commitments effected by the Amendment and authorizing the execution and delivery of the Amendment by the Borrower and the performance by the Borrower of its obligations under the Amendment and the Credit Agreement as amended thereby; and

(c) (i) an incumbency certificate, executed by the Secretary, Assistant Corporate Secretary or General Counsel of the Borrower, which shall identify by name and title and bear the signatures of the Authorized Officers and any other officers or employees of the Borrower authorized to sign the Amendment, upon which certificate the Administrative Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower or (ii) a certificate, executed by the Secretary, Assistant Corporate Secretary or General Counsel of the Borrower, that there has been no change to the incumbency certificate delivered on the Closing Date and that such certification remains in full force and effect.

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4. Representations and Warranties. The Borrower represents and warrants that, before and after giving effect to the Amendment:

(a) No Default or Unmatured Default has occurred and is continuing on or as of the Amendment Effective Date; and

(b) The representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects (except to the extent such representations and warranties are qualified by “materiality” or “Material Adverse Effect” or similar terms, in which case such representations and warranties are be true and correct in all respects) as of the Amendment Effective Date, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty is true and correct in all material respects (except to the extent such representations and warranties are qualified with “materiality” or “Material Adverse Effect” or similar terms, in which case such representations and warranties are true and correct in all respects) on and as of such earlier date.

5. Ratification; No Novation. Except to the extent hereby amended, the Credit Agreement and each of the Loan Documents remain in full force and effect and are hereby ratified and affirmed. The Credit Agreement, as amended by the Amendment, is not intended to be, and shall not constitute, a novation. All Loans made, and all Obligations incurred, under the Credit Agreement which are outstanding on the Amendment Effective Date shall constitute Loans and Obligations, respectively, under (and shall be governed by the terms of) the Credit Agreement, as amended by the Amendment, and the other Loan Documents.

6. Indemnities. The Borrower agrees that this Amendment constitutes a Loan Document, and Section 9.06 of the Credit Agreement is hereby incorporated by reference herein and shall extend to the preparation, execution and delivery of this Amendment.

7. Limitation. This Amendment shall be limited precisely as written and except as expressly provided herein, shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Unless the context indicates otherwise, on and after the Amendment Effective Date, whenever the Credit Agreement is referred to in the Credit Agreement, the other Loan Documents or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as amended by this Amendment.

8. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which shall be an original and all of which, when taken together, shall constitute but one and the same instrument. A facsimile or .pdf copy of a counterpart signature page shall serve as the functional equivalent of a manually executed copy for all purposes.

9. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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10. Consent to Jurisdiction; Waiver of Jury Trial. Each of Sections 15.02 and 15.03 of the Credit Agreement are hereby incorporated by reference herein and shall extend to the preparation, execution and delivery of this Amendment.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

WALGREENS BOOTS ALLIANCE, INC. as the Borrower

By:	/s/ Aidan Clare
Name:	Aidan Clare
Title:	Senior Vice President and Global Treasurer

By:	/s/ John Devlin

Name:	John Devlin
Title:	Treasury Vice President

Signature page to Amendment No. 1 to DDTL Credit Agreement (Wells/WBA)

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent

By:	/s/ Jordan Harris
Name:	Jordan Harris
Title:	Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Jordan Harris
Name:	Jordan Harris
Title:	Managing Director

Signature page to Amendment No. 1 to DDTL Credit Agreement (Wells/WBA)

BANK OF AMERICA, N.A., as Lender

By:	/s/ J. Casey Cosgrove
Name:	J. Casey Cosgrove
Title:	Director

Signature page to Amendment No. 1 to DDTL Credit Agreement (Wells/WBA)

HSBC BANK USA, NATIONAL ASSOCIATION, as Lender

By:	/s/ James Smith
Name:	James Smith
Title:	Vice President

Signature page to Amendment No. 1 to DDTL Credit Agreement (Wells/WBA)

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Garrett L. Leider
Name:	Garrett L. Leider, CFA
Title:	Vice President

Signature page to Amendment No. 1 to DDTL Credit Agreement (Wells/WBA)